SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549

	FORM 8-K

	CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934

	Date of Report (date of earliest event reported):	December 28, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing
	Agreement, dated as of  September 1, 1998, providing
	for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC4)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On December 28, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated December 28, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II -
	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated December 28, 1998.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        12/28/98


             Beginning                              Ending
             Certificate                            Certificate
ClasCusip    Balance(1)  Principal Interest  Losses Balance
A   79548KC55219635457.152185180.511053440.11  0.00 217450276.64
M-1 79548KC6323598000.00      0.00 117077.03   0.00 23598000.00
M-2 79548KC7127285000.00      0.00 142372.54   0.00 27285000.00
M-3 79548KC8914011000.00      0.00  81457.32   0.00 14011000.00
CE  7955109E8 5899600.00      0.00 815941.20   0.00  5899600.00
P   7955109F5     100.00      0.00  13200.48   0.00      100.00
R-II79548KD39       0.00      0.00      0.00   0.00        0.00
Total        290429157.152185180.512223488.68  0.00 288243976.64


          AMOUNTS PER $1,000 UNIT              PASS THROUGH RATES

                                   Ending           Current
                                   Certificate      Pass-Through
ClasPrincipalInterest    Total     Balance   Losses Interest Rate
A   9.747394    4.699061 14.446455 969.9763880.00000    5.23234%
M-1   0.0000    4.961312  4.961312 1000.000000.00000    5.41234%
M-2   0.0000    5.217978  5.217978 1000.000000.00000    5.69234%
M-3   0.0000    5.813812  5.813812 1000.000000.00000    6.34234%
CE    0.0000  138.304495 138.3044951000.000000.00000    3.37132%
P     0.0000 132004.80000132004.8001000.000000.00000    NA
R-II  0.0000    0.000000  0.000000   0.00000 0.00000    5.23234%



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION        121012.15
TRUSTEE FEES                          2420.24

Section 4.02 (iv.)
P&I ADVANCES             Total Advances                245306.64
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:          28-Dec-98
    Stated Principal Balance of Mortgage Loans      288243976.56
    Stated Principal Balance of REO Properties              0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
    Number of Loans (Beginning)                           2,589
    Aggregate Principal Balance as of the Due Date 290429157.37
    Number of Loans (Ending)                              2,574
    Aggregate Principal Balance as of the Due Date 288243976.56

    Weighted Average Remaining Term to Maturity             356
    Beginning Weighted Average Mortgage Rate            9.64251%
    Number of Subsequent Loans                                0
    Balance of Subsequent Loans                            0.00

                                   Unpaid           Stated
Section 4.02 (vii.)                Principal        Principal
DELINQUENCY INFORMATION            Balance   Number Balance
30-59 days delinquent              5690296.77     54 5682846.81
60-89 days delinquent              1652847.62     19 1650212.87
90 or more days delinquent              0.00       0       0.00
Foreclosures                       2498814.27     21 2493712.60
Bankruptcies                       1022080.94      8 1021554.36


Section 4.02 (viii.)
REO INFORMATI Loans that became REO properties in the
              preceding calendar month:
                                   Unpaid    Stated
                                   Principal Principal
                        Loan NumberBalance   Balance


Section 4.02 (ix.)       Total Book Value of REO Properties:
REO BOOK VALUES                                             0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
             Aggregate Amount of Principal Prepayments
                         Curtailments                    9443.68
                         Payments in Full             2028075.59

             Prepayment Charges                         13200.48
             REO Principal Amortization                     0.00

Section 4.02 (xi.)       Realized Losses that were incurred
REALIZED LOSSES          during the related Prepayment Period:

             Total Realized Losses             0.00
             Which Include:
             Extraordinary Losses              0.00
             Fraud Losses                      0.00
             Special Hazard Losses             0.00
             Bankruptcy Losses                 0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
    Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
    Available Distribution Amount:             0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                 Certificate
                                   Factor
                         Class A    0.969976
                         Class M-1  1.000000
                         Class M-2  1.000000
                         Class M-3  1.000000
                         Class CE   0.977182

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                         Interest  Reduction from the Allocation of:
                         Carry     Prepayment       Relief Act
                         Forward   Interest         Interest
             Interest    Amount    ShortfallsLosses Shortfalls
    A         1053440.11      0.00      0.00   0.00        0.00
    M-1        117077.03      0.00      0.00   0.00        0.00
    M-2        142372.54      0.00      0.00   0.00        0.00
    M-3         81457.32      0.00      0.00   0.00        0.00
    CE         815941.20      NA        0.00   0.00        0.00
    TOTAL     2210288.20      0.00      0.00   0.00        0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by Servicer:     0.00


Section 4.02 (xvii.)
             Relief Act Interest Shortfall                  0.00

Section 4.02 Fraud Loss Amount                        8849250.00
             Bankruptcy Amount                         100000.00
             Special Hazard Amount                    3694760.00

Section 4.02 Required Overcollateralized Amount       5899600.00
             Credit Enhancement Percentage             24.56031%

Section 4.02 Overcollateralization Increase Amount
                                                           0.00

Section 4.02 Overcollateralization Reduction Amount
                                                           0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
             A             5.23234%  5.81438%
             M-1           5.41234%  5.99438%
             M-2           5.69234%  6.27438%
             M-3           6.34234%  6.92438%
             CE            3.37132%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00



Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                             0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                           815941.20

             Delinquency Percentage                     1.79205%

             Stepdown Date Occurrence        NO
             Trigger Event Occurrence        NO




	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	December 31, 1998